Exhibit 99.1
Exhibit 99.1

Investor Presentation April 3-5, 2012 Hunt Ramsbottom, President and CEO
About Us 2 Rentech Portfolio of clean-energy technologies for renewable power and drop-in fuels production 61% owner of Rentech Nitrogen Rentech Nitrogen Natural gas-fed nitrogen fertilizer plant Customers in mid-corn belt Approx. 830 tons per day of ammonia production capacity Expansion underway to increase ammonia production capacity to approx. 1,022 tons per day NYSE AMEX: RTK Market Cap1: $469M NYSE: RNF Market Cap1: $1.06B 1As of 3/30/12
Rentech Nitrogen Partners, L.P.
IPO Priced November 4, 2011 Issuer: Rentech Nitrogen Partners, L.P. NYSE Ticker: RNF Security: Common Units representing Limited Partner Interests Common Units Sold: 15,000,000 Common Units Units Sold Offered as a % of Equity Outstanding: 39% Price: $20.00 per Common Unit Projected Distribution for 12 months ending 9/30/121: $2.34 per Common Unit Projected Yield at Pricing: 11.7% Expected Tax Shield: 60% 1 Based on forecast included in prospectus dated 11/3/11.
In the heart of the Corn Belt Natural gas feedstock Located on a 140-foot bluff above the Mississippi River Nitrogen fertilizer consumption in our market area exceeds production by: Ammonia: ~4.0x UAN: ~1.4x Ammonia and urea expansion projects underway, each with returns currently projected above 20%1 Payout 100% of cash available for distribution Rentech Nitrogen Partners, L.P. 1As of 3/16/12
Snapshot: Rentech Nitrogen Partners Rentech Nitrogen Partners, L.P. Market Capitalization: $1.06B Liquidity at 12/31/11: Cash: ~$44.8M Debt: $35M working capital revolver (undrawn) $100M capital expenditure facility for expansion project1 Forecasted Cash Available for Distribution for 12 Months Ending 9/30/122 ~$89M or $2.34 per unit 1 Expect to have an average outstanding balance of $20M-$22M during the 12 months ending 9/30/12. Guidance provided as of 3/16/12. 2 As presented in the prospectus dated 11/3/11. Excludes interest expense. Market cap as of 3/30/12.
Comparison of Publicly-Traded Nitrogen Pure-Plays Variable Distribution Non-Economic General Partner No Incentive Distribution Rights r r Gross Ammonia Capacity (Tons / day) 830 / 1,022 (1) 1,225 3,013 Plant Location Mid Corn Belt (2) Southern Plains (3) Southern Plains (3) % Sales to Agricultural Market (4) 92% 96% 100% % Sales Nitrogen (4) 98% 100% 100% Average Net Ammonia Sales Price Per Ton for 3 Years Ended September 30, 2010 (5) $531 $378 $444 Feedstock Natural Gas Pet Coke Natural Gas u u u u u u u __________________________________________ Estimated capacity post-expansion Includes Ohio, Indiana, Illinois, Iowa, Missouri and Nebraska Includes West Texas, Oklahoma, Kansas, East New Mexico and East Colorado CVR and TNH data sourced from Public Filings Sourced from Public Filings

Favorable Location to Serve the Two Largest Corn-Producing States

- IL and IA are the two largest corn producing and nitrogen fertilizer consuming states
  - 33% of U.S. corn production in 2010
  - 18% of U.S. nitrogen fertilizer consumption in 2010
- Ammonia and UAN consumption in IL, IA and WI have increased by 20% and 14%, respectively, since 2000
- Consistently high corn acres planted



Dakota Gasification Company (Beulah, ND)
Koch (Ft. Dodge
Facility (East Dubuque, IL)
CF (Port Neal, IA)
PCS (Lima, OH)
Koch (Beatrice, NE)
Green Valley (Creston, IA)
Koch (Dodge City, KS)
CVR (Coffeyville, KS)
CF (Woodward, OK)
Terra Nitrogen (Verdigris, OK)
Koch (Enid, OK)
El Dorado (Cherokee, AL)
El Dorado (El Dorado, AR)
CF (Yazoo City, MS)
Mosaic (Donaldsonville, LA)
CF (Donaldsonville, LA)
Potash Corp. (Geismar, LA)
Acres of corn
Not Estimated
<10,000
10,000–24,999
25,000–49,999
50,000–99,999
100,000–149,999
150,000>
Nitrogen Fertilizer Facilities

IL, IA, WI Nitrogen Consumption



(Thousands of Product Tons)
2,500
2,000
1,500
1,000
500
0
UAN
Ammonia
2000
2002
2004
2006
2008
2010

Source: Blue Johnson

Corn Acres Planted - Since 1980



Acres Planted (Millions)
15
12
9
6
3
0
IA
IL
WI
1980
1985
1990
1995
2000
2005
2010

Clean Energy Solutions
8

High Average Net Sales Prices

- Prices in Mid Corn Belt are higher than other regions and reflect cost of freight
- Freight costs from Gulf Coast into Mid Corn Belt typically \$80 - \$120 / ton for ammonia and \$35 - \$50 / ton for UAN
- Our customers typically pick up product from our facility by truck; we do not maintain a rail car fleet

Regional Pricing Premiums [(1)]



$ / ton
Southern Plains
Ammonia: +$95
UAN: +$30
Our Facility
Mid Cornbelt
Ammonia: +$180
UAN: +$55
CVR
Partners
Tampa
Ammonia: +$28
UAN: Not applicable
Terra
Nitrogen
Gulf Coast
Ammonia: $518
UAN: $325
NE
IA
IL
IN
OH
East CO
KS
MO
KY
OK
TN
AR
East NM
MS
AL
TX
LA
FL

Average Net Ammonia Sales Prices Per Ton [(2)]



$/ton
800
700
600
500
400
300
200
100
0
Avg. $559
Avg. $493
Avg. $419
Avg. $413
Avg. $361
722
367
588
514
402
563
472
332
453
365
304
569
252
316
515
Rentech Nitrogen
CF Industries
Terra Nitrogen
CVR
Potash
2009
2010
9/30/2011

(1) Source: Green Markets; average prices for the 12 months ended September 30, 2011. Gulf Coast prices are the baseline for the determination of the regional pricing premiums

(2) CF Industries and Agrium only report their respective average gross sales prices per ton of ammonia. Reported weighted average gross sales price per ton of ammonia for the three years ended September 30, 2010 was \$457 and \$423 for CF Industries and Agrium, respectively

Clean Energy Solutions 9

Farmer Profitability Supports Fertilizer Pricing

- Average U.S. corn farmers' operating margin over the last five years has increased by 62% compared to the previous 5 years [1]
  - Corn is largest consumer of nitrogen fertilizer
- Fertilizer represented ~13% - 26% of farmer's total input costs from 2001 – 2010
- As corn prices remain high, farmers have a strong incentive to use fertilizer
- Corn prices have increased faster than nitrogen fertilizer prices since 2010

Corn Prices [1] vs. Ammonia Prices [2]



Corn Price ($ / Bushel)
Mid Corn Belt Ammonia Price ($ / Ton)
8.00
7.00
6.00
5.00
4.00
3.00
2.00
1.00
1,400
1,200
1,000
800
600
400
200
0
$6.34 / Bu
$698 / Ton
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
Corn Prices
Ammonia Prices (Mid Corn Belt)

[1] As of January 30, 2012 according to Bloomberg
[2] As of December 2011 according to Green Markets

Fertilizer Cost Percentage of U.S. Corn Revenue



%
30%
25%
20%
15%
10%
5%
0%
2001
2003
2005
2007
2009
2011E
Farm Price Scenarios
$5.00 / Bu
$6.00 / Bu
$7.00 / Bu
Historical
10-Year Average

Source: USDA; scenarios based on a USDA estimated corn yield of 152.8 bu/acre and a USDA estimated fertilizer cost of $127.00 per planted acre.
Note: Data based on a USDA marketing year beginning September 1. The USDA estimated weighted average farm price for United States corn for the 12 months ended August 31, 2011 is $5.20/bu.

Clean Energy Solutions 10
Maximize Sales During Application Seasons Source: Public Filings (1) Publicly traded competitors include: CVR Partners, LP, Terra Nitrogen Company, L.P., CF Industries, Agrium and Potash Corporation of Saskatchewan Inc. Seasonal sales distribution data for privately held ammonia producers is unavailable. According to Blue Johnson, as of February 28, 2011, we and the publicly traded competitors comprised approximately 66% of the aggregate ammonia production capacity in the United States, including ammonia produced by publicly traded and privately held companies for agricultural and industrial uses or upgraded to other nitrogen products. Also, based on data from the USDA and Blue Johnson, for the 12 months ended June 30, 2009, we and the publicly traded competitors accounted for approximately 32% of the aggregate sales of nitrogen products in the United States by international and domestic producers (measured in tons of nitrogen). 2 potential ammonia application seasons in Mid Corn Belt: spring and fall Nitrogen sells for a premium during application seasons Only 1 application season (spring) elsewhere We have a logistical advantage in serving customers during short, weather-dependent application windows because of the location of our facility Average % of Annual Sales Volume Average Quarterly Distribution of Ammonia Sales Volumes vs. Publicly Traded Competitors (2008 - 2010) (1)
Global Nitrogen Consumption Over Time Projected Increasing Demand for Nitrogen Fertilizer consumption is driven by: Population growth Decrease in farmland per capita Dietary changes in emerging markets Bio-fuel consumption World demand for grain has increased significantly USDA projected 2012 U.S. grain stock-to-consumption ratio expected to be low Nitrogen represents ~58% of global fertilizer consumption (1) Nitrogen has the most consistent demand Generally the most important determinant of plant growth and crop yield 1 Based on Blue, Johnson; Nutrient ton basis 2 Grains include barley, corn, oats, sorghum, and wheat. Stock to use ratio is ending inventory / consumption for that year. Years are fertilizer years ending on June 30. Data as of February 28, 2011 (millions of tons) Population (millions) Global Arable Land Per Capita 1 Source: FAO (hectares per person) Source: Blue, Johnson, IFA
Low Cost Natural Gas Feedstock in N.A. Natural gas typically represents 75% - 85% of cash cost to produce ammonia Fertilizer prices have increased while natural gas prices have remained low and stable in the U.S., increasing margins Henry Hub natural gas price of $2.04 as of March 28, 2012 North American nitrogen fertilizer producers have significant cost advantage in North America over European nitrogen fertilizer producers Natural Gas prices in Europe are $6.88 higher per MMBtu Our facility is within one mile of Northern Natural Gas interstate pipeline system U.S. Natural Gas Prices vs. Western Europe 1 Natural Gas Price ($ per MMBtu) 1 European prices converted from GBP/Therm to $/MMBtu, based on daily exchange rate Ammonia vs. Natural Gas 2 Ammonia Price ($ per ton) Source: Green Markets, Bloomberg Natural Gas Cost ($ per MMBtu) Historical Sources: NBP Weekly Spot Rate, Henry Hub Weekly Spot Rate 2 Ammonia pricing through December 2011; Natural Gas pricing through 1/30/2012

Industry Supply Rationalization and Consolidation

- Ammonia production capacity in the U.S. has decreased over 33% since 1998
- U.S. imported over 50% of annual nitrogen fertilizer requirements from 1999 to 2009
  - Foreign and domestic competitors must incur significant transportation costs to service our market

Operational and Closed Ammonia Plants


AK
WA
OR
ID
MT
WY
ND
SD
NE
MN
IA
WI
MI
NV
UT
CO
KS
MO
IL
IN
OH
PA
NY
CA
AZ
NM
OK
TX
AR
LA
MS
AL
TN
KY
WV
VA
NC
SC
GA
FL
MD
DE
NJ
CT
RI
MA
VT
NH
ME
Source: Blue Johnson, Fertilizer Institute
Rentech Nitrogen Partners
Operational
Re-Opened
Dismantled
Closed

Clean Energy Solutions 14
~10 Years Ago 1 Current 5 1 Source: Blue Johnson 2 Source: Bloomberg, as of October 13, 2001 and January 30, 2012 3 Source: Green Markets, as of October 2001 and December 2011 4 Based on an exchange rate of 1.57 GBP / Therm to $1.00/MMBtu and 1.57 GBP / Therm to $1.00/MMBtu as of January 30, 2012 5 Except where otherwise indicated ^ 56% in 1999 U.S. Market Share of Top 4 Domestic Nitrogen Fertilizer Producers 1 79% in 2012 +23% ~$2 Corn ($ / Bushel) 2 ~$6.34 +$4.34 / +3.2x ~$200 Mid Corn Belt Ammonia ($ / Ton) 3 ~$698 +$498 / +3.5x ~$0 Natural Gas Price Difference - Europe (NBP) less U.S. ($ / MMBtu) 2 4 ~$6.88 +$6.88 ~$110 Mid Corn Belt UAN ($ / Ton) 3 ~$393 +$283 / +3.6x Significant Improvement in U.S. Fundamentals
Growth: Ammonia and Urea Expansion Projects Ammonia Capacity & Storage Expansion Project underway to increase ammonia capacity and storage Increasing ammonia production capacity by 23% or 70,000 tons annually, bringing total ammonia production capacity to 370,000 tons Increasing on-site ammonia storage capacity by 20,000 tons, bringing total on-site storage to 60,000 tons Efficiency improvements and upgrades underway Total capex approximately $100 million based on FEED engineering by Black & Veatch Completion expected by end of 2013 Urea Expansion & Diesel Exhaust Fluid (DEF) Build-out Project underway to increase urea capacity & enter into new product market Increasing urea production capacity by 13% or 17,500 tons annually, bringing total urea production capacity to 214,600 of urea (liquid and granular) Additional urea will be marketed as liquid urea, DEF or upgraded to UAN Total capex of $6 million, funded by a portion of net proceeds from IPO offering Completion expected by end of 2012 As of 3/16/12
Financial Summary ($MM) Adjusted EBITDA (1) ($MM) Net Sales and Gross Margin (%) ($MM) Adjusted EBITDA - Maintenance CAPEX (1)(2) ($MM) Maintenance Capital Expenditures (2) Replacement of Reformer Tubes (3) A reconciliation of forecast Adj. EBITDA is available in the Rentech Nitrogen Partners, L.P. IPO prospectus dated 11/3/11; figure includes $3.6 million in incremental public company SG&A. Maintenance capex for 12 months ending 9/30/11 & 9/30/12 exclude $6.6M & $1.1M, respectively, of costs related to the replacement of steam methane reformer tubes. FY11 maintenance capex includes costs related to a major plant turnaround which is not expected to occur to this magnitude in the foreseeable future. The steam methane reformer tubes were operational since 1980. *Forecasted in Rentech Nitrogen's prospectus dated on 11/3/11. Note: Data for 2008-2011 represents the periods beginning 10/1 and ending 9/30 of each year (CHART) (CHART) (CHART) (CHART)
Rentech Nitrogen Forecast Prospectus Forecast for 12 Months Ending 9/30/121 Locked-in & or Delivered (as of 1/31/12) Average Required to Meet Forecast Average Price per ton: Ammonia UAN $663 $328 $701 $342 $588 $313 Natural Gas in Cost of Sales Consumed (MMBTU) Average Cost per MMBTU 10.4 $4.95 8.8 $4.37 $8.06 Tons Sold: Ammonia UAN 140,534 273,806 93,472 or 67% 142,117 or 52% Total Revenue ($ in millions) $203.8 Ammonia: 70% UAN: 54% Adjusted EBITDA2 ($ in million) $96.9 Cash Available for Distribution per Unit (excludes interest expense) $2.34 1The forecast for the 12 months ending 9/30/12 reflects costs and lost profits of scheduled downtime for the bi-annual turnaround during October 2011. Forecast is as presented in the Rentech Nitrogen Partners, L.P. prospectus dated November 3, 2011. 2A reconciliation of forecasted Cash Available for Distribution and Adjusted EBITDA is available in the Rentech Nitrogen Partners, L.P. prospectus dated 11/3/11.
Summary Strategic location in mid-corn belt Premium pricing Transportation cost advantage Capacity & product expansions underway Growth opportunities Policy to pay out 100% of cash available for distribution No incentive distribution rights or economic interest for GP Experienced management team
Rentech, Inc.
Rentech, Inc. (NYSE AMEX: RTK) 21 Clean energy from thermo-chemical conversion of carbon feedstocks: biomass gasification and fuel conversion technologies 61% owner and non-economic general partner of Rentech Nitrogen (NYSE: RNF), a publicly traded fertilizer company

Snapshot: Rentech, Inc.

	Rentech, Inc.
Market Capitalization:	$469M
Ownership in RNF[1]:	$647M or 61%
Liquidity at 12/31/11[2]:	Cash: ~$193M Debt: $57.5 of converts @ 4% coupon due April 2013
Expected Cash Available for Distribution to RTK from RNF for 12 Months Ending 9/30/12[3]:	~$54M
Projected Operating & CapEx Spending Reduction for 12 Months Ending 9/30/12[4]:	~$42M - $44M or ~34%-37% reduction from 2011
Estimated Tax Payments During 12 Months Ending 9/30/12[5]	~$10M
Net Operating Loss Carryforwards	~$114M as of 12/31/11

[1] RTK's tax basis in its RNF units was $0 as of the closing of the IPO. A sale of RNF shares would be a taxable event. The distribution of RNF shares to RTK shareholders would also be a taxable event.
[2] Excludes RNF's cash and debt.
[3] Based on RNF's forecast as presented in Rentech Nitrogen Partners, L.P.'s prospectus dated 11/3/11. Excludes estimated interest expense of approximately $1.3 million.
[4] As of 3/16/12.
[5] Includes estimated state taxes and Federal AMT due on the gain related to the sale of RNF that were not eligible to be offset by net operating loss carry-forwards. Also includes estimated payments related to state and local taxes due related to prior periods.
Market cap. and ownership value in RNF as of 3/30/12.

Clean Energy Solutions 22

Rentech's Experienced Executive Management Team



Hunt Ramsbottom
CEO of Rentech & Rentech Nitrogen
Built Thompson PBE, the largest distributor of automotive paints in N. America



Dan Cohrs, Ph.D.
CFO & EVP of Rentech & Rentech Nitrogen
Marriott, NW Airlines, GTE; Raised $25 billion of capital at Global Crossing



John Diesch
SVP of Operations of Rentech & Pres. of Rentech Nitrogen
Royster-Clark; Over 25 years in fertilizer industry



Harold Wright, Ph.D.
SVP & CTO of Rentech
ConocoPhillips, Eltron R&D; Gasification, synthetic fuels, catalysts, upgrading technologies

Incentives to maximize shareholder value:

- Management's beneficial ownership stake in RTK: ~4%*
- 2011 annual equity award: 2/3 of award vests only if Rentech's weighted average stock price reaches $3.00 or more for 30 consecutive days
- Awards of RNF units following IPO

*Includes stock directly owned, vested and unvested options and awards

Clean Energy Solutions 23
Clean Energy Technologies Rentech-ClearFuels Biomass gasification Rentech-SilvaGas Biomass gasification Rentech Process Synthetic Jet / Diesel Feedstocks: Finely ground virgin biomass: sugarcane bagasse & wood Wood, agricultural residues, straw, switch grass, & energy crops Syngas from any carbon-bearing materials Products: Hydrogen, Optimized for fuel Power; fuels & power Hydrocarbons for synthetic fuels; specialty chemicals Readiness: Proven at pilot scale; To be proven at demo scale at PDU w/ aid of $23M DOE grant Proven at commercial scale; Deployable today Proven at demonstration scale; Deployable today

Energy Technology: Integrated Value Chain



Bagasse
Ag Waste
Grass
Switchgrass
Wood / Timber
Other Biomass
RDF
Natural Gas
Rentech's Biomass Gasification Technologies
Rentech-ClearFuels
Rentech-SilvaGas
Steam Methane Reformer (Third Party)
Combined Cycle Power (third party)
Cellulosic Fuels Technologies (third party)
Rentech Fischer-Tropsch Process
Renewable Power
Renewable Hydrogen
Renewable Fuels
Upgrading
uop

Clean Energy Solutions 25

26 Energy Products Certified Fuels from Rentech's FT Technology Renewable Power Renewable baseload power; no backup required Cellulosic ethanol using syngas from our biomass gasification technologies Fuels can qualify for cellulosic RINs Other Cellulosic Fuels Produced from biomass by Rentech- ClearFuels gasifier Renewable Hydrogen Lower tailpipe emissions Diesel: Audi 1000 Mile Drive Certified Jet: United Airlines Flight Low carbon footprint & cellulosic RINs Close to interconnection and transmission Synthetic Waxes and Base Oils
Rentech's Path Forward Will not rely on D.O.E funding for commercial projects Open to integrating our technologies with others Defined parameters for technology deployment including maximum amount of investment, timing of investment and return threshold Goal is to deploy technologies in conservative, low-risk fashion with focus on returns With operating data for our technologies by mid-summer 2012, goal is to significantly reduce R&D in 2013 Seeking partners to fund R&D and/or commercial deployment of our technologies
Plan to Reduce R&D Spending Complete Rentech-ClearFuels Integrated Bio-Refinery (IBR) Demonstration pursuant to DOE grant (mid-Summer 2012) Demonstrate production of certified fuels at 10 barrels/day from biomass using Rentech-ClearFuels gasifier Operate IBR for a minimum of 2,000 hours Three campaigns using sugar cane bagasse, wood waste and a combination of the two 2013 R&D spending projected to decline significantly Secure partner to fund R&D and/or technology deployment or complete operations at PDU As of 3/16/12
Assessment of Current Renewable Energy Landscape Challenges Regulatory uncertainty and lack of carbon regulation Low natural gas prices in North America Security of feedstock Long-term offtake contracts Financing for first commercial projects Equity investors' skepticism following the IPO's of 2011 Rentech's Opportunities Strong balance sheet allows patience and measured investment at smaller scale and within our control RFS 2 provides incentives for renewable fuel production in the U.S. Opportunities outside North America Higher prices for natural gas Demise of nuclear power in Japan and Germany Regulatory mandates in Europe Large multinational potential partners are looking outside North America
Rentech's Growth Strategy Looking only at high-return investments that do not require significant spend before all financing and/or partners are in place Co-invest alongside partners when financing for a project is in place Limit Rentech's investment and risk in development projects: $30-$40 million investment to fund commercial deployment of Rentech's gasifier Investment contingent on complete financing package for a project Expenses for project development before financing is in place are expected to be no more than a few million dollars per year Limited number of development projects Potential accretive acquisitions for near term cash flowing assets Looking at opportunities in energy, beyond our current technologies As RNF General Partner, we are looking at potential development or investment opportunities that could be sold to RNF
Building on Existing Assets Olympiad Project 1.3 million tons per year of timber conditionally awarded by Province of Ontario Potential funding of up to C$200M from Canada's federal funding program (SDTC) Studying ways to generate cash flows from the wood in the near term Natchez Site 450 acre site adjacent to Mississippi River Access to biomass supply, barge, pipeline and rail Carbon Capture Sequestration solution available Evaluating proposals to use site in ways that are not limited to our technologies
Summary Strong balance sheet 61% ownership stake in RNF; Cash flow from RNF distributions Commercialization Strategy High-return investments that do not require significant spend before all financing and/or partners are in place Potential acquisitions to accelerate cash flows Build on existing assets Reducing R&D spending
Safe Harbor Statement 33 This presentation contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and actual results may differ materially as a result of various risks and uncertainties. Other factors that could cause actual results to differ from those reflected in the forward-looking statements are set forth in the Company's press releases and periodic public filings with the Securities and Exchange Commission, which are available via Rentech's and Rentech Nitrogen's websites at www.rentechinc.com and www.rentechnitrogen.com. The forward-looking statements in this presentation are made as of the date of this presentation and Rentech and Rentech Nitrogen do not undertake to revise or update these forward- looking statements, except to the extent that it is required to do so under applicable law.
April 3-5, 2012 Hunt Ramsbottom, President and CEO Investor Presentation